UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 9, 2007
                Date of report (Date of earliest event reported)
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                             TALLY HO VENTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)
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             Delaware                     333-104631             43-1988542
 (State of Other Jurisdiction of   (Commission File Number)     (IRS Employer
  Incorporation or Organization)                               Identification)

                 115 Route d' Arlon, L-8311 Capellen, Luxembourg
          (Address of principal executive offices, including zip code)

                                011-352 2630 1540
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

         Item 1.02         Termination of a Material Definitive Agreement.

         On April 9, 2007, Tally Ho Ventures, Inc. (the "Company") terminated a certain Securities Purchase Agreement, dated as of October 13, 2006 (the "SPA"), with Mercatus & Partners, Ltd. ("Mercatus"). Any description of the SPA terms in this filing is qualified in its entirety by the text of the SPA which is an exhibit to the Company's October 26, 2006 Form 8-K filing with the Securities and Exchange Commission.

         Under the terms of the SPA, the Company agreed, subject to certain closing conditions, to issue to Mercatus, among other things, 1,571,428 shares of common stock (the "Shares") for an aggregate purchase price of $2,200,000 (the "Purchase Price"). The Company delivered the stock certificates evidencing the Shares on or about November 25, 2006. The closing of the share purchase transaction was conditional upon certain events, including, without limitation, Mercatus' receipt of a valuation on the Shares sufficient to obtain one or more SICAV Certificate(s), and to receive loan funding on such SICAV Certificate in the amount that is no less than the Purchase Price. To the best of the Company's knowledge, as of the date hereof, Mercatus has not received any such valuation; nor did it obtain any SICAV Certificates. Further, Mercatus has not provided a notice to the Company under the SPA setting a closing date; nor has it paid the Purchase Price, in whole or in part or otherwise funded a closing with respect to the Shares. The Company demanded in writing the return of the Shares. As of the date hereof, the Shares have not been returned. The SPA does not contemplate termination penalty or any other similar provisions.

Section 8 - Other Events

         Item 8.01 Other Events.

         On April 9, 2007, the Company issued a press release announcing the above-referenced events. A copy of the press release is attached as Exhibit to this filing.

Section 9 - Financial Statements and Exhibits

         Item 9.01         Financial Statements and Exhibits

         Exhibit No.       Exhibit Title

         99.1              Press release dated April 9, 2007.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TALLY HO VENTURES, INC.

Date: April 17, 2007               By: /s/ Nigel Gregg
                                           ------------
                                       President & Chief Executive Officer